                                                                   Exhibit 10.18

                                                  1998 MNA DISTRIBUTOR AGREEMENT

                        1998 MICHELIN NORTH AMERICA, INC.
                              DISTRIBUTOR AGREEMENT


         This Agreement is entered into this 1st day of January, 1998, by and between MICHELIN NORTH AMERICA, INC. ("MNA"), a corporation having a place of business at One Parkway South, Greenville, South Carolina 29615, acting through its sales division, Michelin Americas Small Tires ("MAST"), and

                  The J.H. Heafner Company, Inc.
                  ----------------------------------------
                           (NAME)

                  Heafner Tires & Products
                  ----------------------------------------
                           (d/b/a)

                  814 E. Main Street
                  ----------------------------------------
                           (NUMBER AND STREET)

                  Lincolnton, NC 28092
                  ----------------------------------------
                     (CITY AND STATE AND ZIP CODE)

hereinafter referred to as ("Distributor").

1. EFFECTIVENESS AND PURPOSE - This Agreement shall be effective on January 1, 1998, provided that a 1998 MNA Authorized Dealer Agreement ("Dealer Agreement") has been signed by Distributor and MAST. This Agreement is a supplement to the Dealer Agreement signed by the parties. It shall be read and construed to be in harmony with the Dealer Agreement to the maximum extent possible. In the event of any conflict, this Agreement shall prevail over the Dealer Agreement only with respect to specific matters covered herein insofar as they may apply to Distributor and the Michelin, BFGoodrich and/or Uniroyal brand tire products.

         For this Agreement to remain effective, Distributor must remain in compliance with its signed Dealer Agreement for Michelin, BFGoodrich and/or Uniroyal passenger and light truck tires and tubes.


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
                                                  1998 MNA DISTRIBUTOR AGREEMENT

         MAST hereby appoints Distributor, and Distributor agrees to act, as a non-exclusive Distributor of Michelin, BFGoodrich and/or Uniroyal passenger and light truck tires and tubes identified in Exhibit 1 ("Products") to an approved associate dealer network serviced by Distributor through a weekly scheduled route delivery truck ("Trade Area") under the terms and conditions set forth below. This Agreement authorizes Distributor to distribute Products in the Trade Area to retail accounts approved by MNA ("Associate Dealers"), subject to the terms and conditions set forth below.

2. PURCHASE OBJECTIVES AND DEVELOPMENT OF TRADE AREA - Distributor agrees to represent MAST aggressively in the marketing and distribution of the Products in the Trade Area.

         This Program is intended to enhance distribution of the Products to retail accounts. The benefits of this Agreement are being provided to Distributor for providing functional distribution services to Associate Dealers. The Program therefore will not apply to sales of Products to
         (i) tire brokers or (ii) large volume retailers, including warehouse clubs, that are served directly by MAST.

         Distributor must purchase Products in quantities sufficient to meet the quarterly and annual objectives set out in Exhibit 1. Distributor's purchases also must be reasonably distributed among the various types of tires set forth in Exhibit 1. The objectives set out in Exhibit 1 represent reasonable objectives for Distributor in the Trade Area. To improve mutual distribution capabilities, Distributor's minimum monthly purchases must be at least six and one-half (6.5%) percent of its annual objectives.

         A quarterly volume bonus will be paid if Distributor achieves its quarterly purchase objectives set forth in Exhibit 1.

3. DISTRIBUTOR FACILITIES AND ACTIVITIES - In order to fulfill its obligations under this Agreement, Distributor agrees to:

         A. Provide and maintain physical facilities to ensure that it can meet the objectives set forth in Exhibit 1 and the service needs set forth in this Agreement.

         B. Maintain financial strength, working capital, net worth, and credit worthiness sufficient to enable it to fulfill properly its responsibilities and duties under this Agreement.

         C. Engage, train and maintain sales, service and accounting capabilities sufficient to fulfill properly its responsibilities and duties under this Agreement.

         D. Attend MAST-conducted product, sales and service meetings and utilize training materials and programs which may be offered by MNA from time to time.


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
                                                  1998 MNA DISTRIBUTOR AGREEMENT

         E. Maintain sufficient computer capability for tracking and reporting the following information to MAST:

                  1. The identity of each Associate Dealer served by Distributor and each Associate Dealer's monthly unit purchases of each Product by MSPN/SKU, in accordance with instructions from MAST; and

                  2. Quarterly cooperative advertising information about each Associate Dealer, provided in accordance with instructions from MAST.

4. ESTABLISHMENT AND SERVICING OF ASSOCIATE DEALERS - In order to fulfill its obligations under this Agreement, Distributor agrees to:

         A. Nominate dealers for MAST approval as Associate Dealers, who in turn shall promote, market, sell and service Products to ultimate consumers.

         B. Deliver Products to Associate Dealers at least weekly by route truck, provided that orders have been received.

         C.       Administer a cooperative advertising program for Associate
                  Dealers.

         D. Promote and administer retail promotional programs when made available by MAST.

         E. Provide retail point-of-purchase materials and literature to each Associate Dealer.

         F. Provide warranties and forms relating to MAST Products to each Associate Dealer, administer MAST's warranty policy for Associate Dealers, and ensure that the Associate Dealer properly honors and administers those warranties in accordance with MAST policy.

         G. Encourage Associate Dealers to participate in MAST National Account, Government, Military Exchange, Public Utility, and Car Dealer Sales Programs.

         H.       Hold regular meetings with Associate Dealers.

         I. Determine prices, terms and conditions for its sales to Associate Dealers.

         J. Track and report to MAST, on a monthly basis, each Associate Dealer's unit purchases of Products by MSPN/SKU, and permit those records to be reviewed by MAST.

         K. Maintain adequate inventory of Products to serve its Associate Dealers.


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
                                                  1998 MNA DISTRIBUTOR AGREEMENT

         L. Maintain full and accurate records regarding administration of and compliance with this Program and permit those records to be reviewed by MAST.

5.       APPROVAL OF ASSOCIATE DEALERS

         A. Distributor must obtain prior approval from MAST before approaching a prospective Associate Dealer and must obtain final approval in writing from MAST before an Associate Dealer is included in this Program. MAST may revoke that approval upon thirty (30) days notice to Distributor.

         B. Associate Dealer and Distributor must execute a 1998 MNA Associate Dealer/Distributor Agreement. At MAST's request, Distributor must obtain an executed Sign Lease Agreement from the Associate Dealer, which Distributor must forward to MAST for MAST's signature. MAST will not consider a sign for any Associate Dealer that does not commit to MAST Product purchases of at least 500 units per year, which shall be subject to verification by MAST. Distributor shall cooperate in the removal and return of signs form Associate Dealers as directed by MAST.

         C. Distributor acknowledges that MAST's approval of Associate Dealers is in MAST's sole discretion.

         D. MAST reserves the right to sign an Associate Dealer as a direct MNA Authorized Dealer.

         E. Associate Dealers can be approved by MAST for service by more than one Distributor.

         F. MAST reserves the right to review Distributor's records and the Associate Dealer's place of business to confirm compliance with eligibility criteria.

         G. Distributor agrees to release MAST from any and all liability, and to waive any and all claims, arising from MAST's acts or omissions relating to Associate Dealers.

6.       DISTRIBUTOR ALLOWANCE

         A. Distributor will be eligible to earn an allowance that will be paid MAST on Distributor's purchases of Products MAST that are sold by distributor directly to approved Associate Dealers ("Distributor Allowance"). That Allowance will be paid on a Distributor's monthly net purchases (i.e., net of returns) directly from MAST which are in turn sold by Distributor to identified and approved Associate Dealers as reported to MAST under Paragraph 4.J.

         B. The Distributor Allowance can be denied in whole or in part by MAST if Distributor violates any provision of this Agreement.


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
                                                  1998 MNA DISTRIBUTOR AGREEMENT

7.       TERMINATION OR DISCONTINUANCE

         A. This Agreement can be terminated by either party, with or without cause, by giving thirty (30) days written notice to the other party. If Distributor's Dealer Agreement is terminated for any reason or expires, this Agreement also terminates. Notwithstanding the foregoing, MAST also shall have the absolute right to terminate this Agreement, or to exclude certain MAST Products from this Agreement, without notice to Distributor in the event of a breach by Distributor of any provision of this Agreement.

         B. Distributor acknowledges MAST's right to modify or discontinue the Program outlined in this Agreement in whole or in part at any time.

         C. Distributor shall not have any right to assign or transfer this Agreement to any third party without the written consent of MAST.

         D. Distributor agrees to notify MAST in writing within five (5) days of Distributor's termination of its service to any Associate Dealer.

The parties hereto have duly executed this Agreement as of this 1st day of January, 1998.

DEALER           BILL-TO #: 1002722      MICHELIN NORTH AMERICA, INC.
                                         (MICHELIN AMERICAS SMALL TIRE DIVISION)


The J.H. Heafner Company, Inc.
------------------------------------
      (DEALER'S FIRM NAME)
                                              BY:_____________________________
                                                 (NAME AND TITLE)
                                                 Print Name:__________________
Heafner Tires & Products
------------------------------------
            (D/B/A)



814 E. Main Street
------------------------------------
            (ADDRESS)



Lincolnton, NC  28092
------------------------------------
        (CITY/STATE/ZIP)




BY:  /s/  DANIEL K. BROWN
    ------------------------------------
    (NAME AND TITLE)
    Print Name: DANIEL K. BROWN
SENIOR V.P. SALES & MARKETING


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
             1998 MICHELIN NORTH AMERICA AUTHORIZED DEALER AGREEMENT

                                    EXHIBIT 1



                        Confidential Information Omitted.

              Such information has been separately filed with the Securities and Exchange Commission.


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
             1998 MICHELIN NORTH AMERICA AUTHORIZED DEALER AGREEMENT

                                   APPENDIX A

                      Michelin Americas Small Tires (MAST)


Dealer's Legal Name:    The J. H. Heafner Co., Inc.

Dealer's Bill-to Number:    1002722

1. DEALER'S COMMITMENT TO MNA AND AUTHORIZED MAST BRANDS AND PRODUCTS (Write in Yes or No)



                        Confidential Information Omitted.

              Such information has been separately filed with the Securities and Exchange Commission.


                             Appendix A, Page 1 of 4

             1998 MICHELIN NORTH AMERICA AUTHORIZED DEALER AGREEMENT

2.  DEALERSHIP TO LOCATIONS AUTHORIZED FOR MAST BRANDS AND PRODUCTS

                  SHIP-TO NAME                 ADDRESS                   ZIP CODE                   TEL. NO.
            ---------------------------------------------------------------------------------------------------------
            See Attachment A
            ---------------------------------------------------------------------------------------------------------


3.       DEALER DESCRIPTION

         a. Dealer is a corporation, an individual, partnership, limited partnership (circle one) organized under the laws of the State of N. Carolina. The following parties are the owners of
                  Dealer:

                       Name                                Address                      Percentage of Ownership
                       ----                                -------                      -----------------------
           (See Stock Ownership           Certificate)
           ----------------------------------------------------------------------------------------------------------


         b. Dealer represents that the following persons shall have full authority and responsibility for the operating management of Dealer in the performance of this Agreement.

               Name                           Address                                          Title
               ----                           -------                                          -----
           Bill Gaither                     Lincolnton                                      President & CEO

           Dan Brown                        Lincolnton                                      Senior VP

           Mike Gaither                     Lincolnton                                      Senior VP

           Don Roof                         Lincolnton                                      Senior VP


                             Appendix A, Page 2 of 4

             1998 MICHELIN NORTH AMERICA AUTHORIZED DEALER AGREEMENT

         c. Dealer represents it qualifies for and has proper documentation to support state sales tax exemption(s) for the following states:____________________________________________

                  ____________________________________________________________.

                         / X /  Yes                /   /  No

                  If yes, a copy of each state resale certificate must be attached. Dealer agrees to furnish any supplemental sales tax information MNA may require in support of any claimed exemptions.

                  Dealer's tax resale identification numbers:__________________

                  ____________________________________________________________.

4.       MINORITY/WOMEN OWNERSHIP

         MNA and many of its customers are government contractors. In order to meet the MBE/WBE requirements imposed by federal law and some states and utilities, we provide the purchasing agent with a list of Authorized Dealers which are minority-owned businesses and/or women-owned businesses. The following information will help us compile the list. Your response is voluntary.

         a. Is at least 51% of your business owned, controlled and operated by minorities?

                         /   /  Yes                / X /  No

                  If so, which minorities? ___________________

                  Dealer Bill-To Number:___________________

         b. Is at least 51% of your business owned, controlled and operated by women?

                         / X /  Yes                /   /  No


                             Appendix A, Page 3 of 4

             1998 MICHELIN NORTH AMERICA AUTHORIZED DEALER AGREEMENT

MAST SIGNATURE BLOCK AND APPENDIX A


IN WITNESS WHEREOF, the parties hereto have duly executed this 1998 Michelin North America Authorized Dealer Agreement, consisting of 17 printed pages (with no alterations) and this appendix, effective the 1 day of January of 1999.



DEALER                                 MICHELIN NORTH AMERICA, INC.
                                       (Michelin Americas Small Tires Division)

    The J.H. Heafner Company, Inc.
------------------------------------
         (DEALER'S FIRM NAME)          By: (signature) /s/ RON ENNIS
                                                       ------------------------
                                       Name: (print)  Ron Ennis
                                                      -------------------------
                                       Title: (print) Director of Sales
                                                      -------------------------

------------------------------------
              (D/B/A)

  P.O. Box 837
------------------------------------
            (ADDRESS)

  Lincolnton, NC 28093
------------------------------------
         (CITY/STATE/ZIP)

By: (signature) /s/ DONALD C. ROOF
                --------------------
Name: (print)   Donald C. Roof
                --------------------
Title: (print)  Senior Vice President
                --------------------


                             Appendix A, Page 4 of 4